EXHIBIT 10.1.1.2

                Purchase Agreement by and among Thrucomm, Inc.,
    Blue Chip/Datalinc Corporation, Integrated Communications Networks, Inc.
              John F. Kolenda, Mark J. Gianinni and Datalinc, Inc.
                              dated August , 1997























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                                   AGREEMENT

     THIS AGREEMENT (this "Agreement") is made and entered into as of this 27th day of August, 1997 by and among THRUCOMM, INC., a Florida corporation whose address is 1641 Commerce Avenue North, St. Petersburg, Florida 33716 ("Thrucomm"), BLUE CHIP/DATALINC CORPORATION, a Delaware corporation (a wholly-owned subsidiary of Blue Chip Capital Fund Limited Partnership, a
Delaware limited partnership) whose address is 221 East Fourth Street, Cincinnati, Ohio 45202 (the "Purchaser"), INTEGRATED COMMUNICATION NETWORKS, INC., a Florida corporation whose address is 1641 Commerce Avenue North, St. Petersburg, Florida 33716 ("ICN"), JOHN F. KOLENDA, an individual with a mailing address at 1641 Commerce Avenue North, St. Petersburg, Florida 33716 ("Kolenda"), MARK J. GIANINNI, an individual with a mailing address at 1641 Commerce Avenue North, St. Petersburg, Florida 33716 ("Gianinni", and together with Kolenda, the "Shareholders"), and DATALINC, LTD., a Florida limited partnership whose address is 1641 Commerce Avenue North, St. Petersburg, Florida 33716 (the "Partnership").

     WHEREAS, an agreement (the "First Agreement") was made and entered into as of the 30th day of April, 1993 by and among the Purchaser, ICN, the Shareholders and the Partnership; and

     WHEREAS, an agreement (the "Second Agreement") was made and entered into as of the 1st day of September, 1993 by and among the Purchaser, ICN, the Shareholders and the Partnership; and

     WHEREAS, pursuant and subject to the First Agreement and the Second Agreement, the Partnership sold to the Purchaser, and the Purchaser purchased from the Partnership, three hundred eighty (380) Series 300 Limited Partnership Units of the Partnership (the "Purchaser Units"), and the Purchaser, the Partnership, ICN and the Shareholders entered into certain agreements in connection therewith; and

     WHEREAS, pursuant to a Reorganization as described in the Form S-4 Registration Statement filed with the Securities and Exchange Commission (the "Commission") with respect to Thrucomm on May 15, 1997, as amended (the "Registration Statement"), the assets of the Partnership have been or will be transferred to Thrucomm, and the Partnership has acquired or will acquire all of the common stock and certain preferred stock of Thrucomm; and

     WHEREAS, Thrucomm and the parties to the First Agreement and the Second Agreement desire that Thrucomm be bound by the intent of the First Agreement and the Second Agreement such that the rights of Purchaser thereunder are not adversely affected in any way and desire to make certain other agreements, as more particularly set forth herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

1. Escrow of Distributions.

     (a) Distribution Escrow. The provisions of Paragraph 2 of the First Agreement, Paragraph 2 of the Second Agreement, and the Escrow Agreement dated as of September 1, 1993 among the Purchaser, ICN, the



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          Shareholders,  the Partnership and Star Bank, National Association, as
          Escrow Agent (the "Distribution Escrow Agreement"), shall continue in full force and effect.

     (b) Stock Escrow. If a Mandatory Conversion Event (as defined in the Registration Statement) shall occur prior to the receipt by the Purchaser of a weighted average thirty-five percent (35%) per annum internal rate of return as calculated by the Purchaser on its investment in all of the Purchaser Units (calculated in the case of each such Purchaser Unit from the date of purchase thereof to the date of transfer thereof), taking into account (i) all cash Distributions, as defined the Partnership's Amended Agreement of Limited Partnership dated as of January 1, 1993 (the "Partnership Agreement"), received by the Purchaser with respect to the Purchaser Units, (ii) the amount of net cash proceeds received by the Purchaser from the sale of any Purchaser Units, (iii) the amount of Escrowed Funds received by the Purchaser pursuant to Paragraph 2 of the First Agreement, Paragraph 2 of the Second Agreement and the Distribution Escrow Agreement and (iv) the market value, as determined by the Purchaser in good faith and assuming sale within a period of not more than four (4) weeks, of any stock of Thrucomm which the Purchaser has received pursuant to the Mandatory Conversion Event which may be freely sold by the Purchaser without restriction on the amount or manner of sale under applicable securities laws or agreement (the "Rate of Return"), then each of ICN and the Shareholders shall, immediately upon receipt of any common stock of Thrucomm received upon conversion of Thrucomm's Mandatory Convertible Preferred Stock, Series G (as described in the Registration Statement), deposit such common stock (the "Escrowed
          Stock"), subject to the options described in Exhibit A attached hereto, and together with stock powers with respect to each share of such Escrowed Stock duly executed in blank, into an escrow account (the "Stock Escrow Account") at a financial institution reasonably acceptable to the Purchaser (the "Stock Escrow Agent"). The Stock Escrow Account shall be established pursuant to an Escrow Agreement in substantially the form of Exhibit B attached hereto (the "Stock Escrow Agreement"), which shall be entered into among the Purchaser, ICN, Thrucomm, the Shareholders and the Stock Escrow Agent prior to the Mandatory Conversion Event.

     (c)  Termination of Stock Escrow Account.

          (i) The Purchaser shall notify ICN, Thrucomm, the Shareholders and the Stock Escrow Agent at such time as the Purchaser has received the Rate of Return, and the Stock Escrow Agent shall thereupon release all Escrowed Stock to the registered owner thereof or otherwise in accordance with written instructions from the registered owner thereof, and the Stock Escrow Account shall be closed. Until receipt by the Purchaser of the Rate of Return and release of the Escrowed Stock i accordance with this Paragraph 1(c), but subject to any other provisions of this Agreement, all Escrowed Stock shall remain in the Stock Escrow Account.

          (ii) In the event that the Purchaser has not received the Rate of Return prior to the date that is five (5) years from the first deposit into the Stock Escrow Account, then on such date the Stock Escrow Agent shall release all Escrowed Stock, if any, remaining in the Stock Escrow Account to the Purchaser or

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               otherwise  in  accordance  with  written  instructions  from  the
               Purchaser, and the Stock Escrow Account shall be closed. The Purchaser thereupon shall (A) sell such Escrowed Sto which sale must be on an arms-length basis, (B) remit $100,000 of the proceeds of such sale to Kolenda and $100,000 of such proceeds to Gianinni (and if such proceeds are less than $200,000, they shall be divided evenly between Kolenda and Gianinni), (C) retain the balance of such proceeds to the extent sufficient to provide the Purchaser with the Rate of Return, and (D) remit any remainder of such proceeds to ICN and each of the Shareholders in accordance
               with  the  proportionate   ownership  by  ICN  and  each  of  the
               Shareholders   of  the  Escrowed  Stock  so  sold.  ICN  and  the
               Shareholders agree to execute any documents and take any actions as the Purchaser may reasonably deem necessary or appropriate to effect such sale.

2. ICN and Thrucomm Board of Directors.

     (a) ICN. The Shareholders shall vote their shares to elect and shall continue to maintain a Board of Directors of ICN of not less than three (3) and not more than five (5) persons, consisting at least of
          (i) an individual nominated by the Purchaser, (ii) an individual nominated by a majority-in-interest of the Limited Partners of the Partnership other than the Purchaser and (iii) an individual proposed by ICN and reasonably acceptable to the Purchaser and to the individual nomi thereto by the Limited Partners of the Partnership other than the Purchaser. In connection therewith, the Shareholders shall: (A) cause all certificates representing voting shares of stock of ICN to reflect that the Shareholders have agreed to elect members of the Board of Directors as required under this Paragraph 2(a) and that a copy of this Agreement may be obtained from ICN; (B) not permit or suffer to exist the Articles of Incorporation or By-Laws of ICN to contain any provisions which would contravene or otherwise be inconsistent with the provisions of this Paragraph 2(a); and (C) provide to the Purchaser such evidence as the Purchaser may reasonably request from time to time with respect to the compliance by the Shareholders with the provisions of this Paragraph 2(a).

     (b) Thrucomm Directors Prior to Mandatory Conversion Event. At all times prior to the occurrence of a Mandatory Conversion Event, the Partnership shall vote its shares of Thrucomm to elect and shall continue to maintain a Board of Directors of Thrucomm of not less than three (3) and not more than six (6) persons, consisting at least of
          (i) an individual nominated by the Purchaser, (ii) an individual nominated by a majority-in-interest of the Limited Partners of the Partnership than the Purchaser, (iii) an individual proposed by ICN and reasonably acceptable to the Purchaser and to the individual nominated thereto by the Limited Partners of the Partnership other than the Purchaser, and (iv) so long as he desires, Mr. Vincent Rinaldi; provided, however, that upon Mr. Rinaldi's resignation, his vacancy shall not be filled. In connection therewith, the Partnership and Thrucomm shall: (A) cause all certificates representing voting shares of stock of Thrucomm to reflect that the Partnership has agreed to elect members of the Board of Directors as required under this Paragraph 2(b) and that a copy of this Agreement may be obtained from Thrucomm; (B) not permit or suffer to exist the Articles of


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          Incorporation  or By- Laws of Thrucomm to contain any provisions which would contravene or otherwise be inconsistent with the provisions of this Paragraph 2(b); and (C) provide to the Purchaser such evidence as the Purchaser may reasonably request from time to time with respect to compliance by the Partnership with the provisions of this Paragraph 2(b).

     (c) Thrucomm Directors After Mandatory Conversion Event. Upon a Mandatory Conversion Event and thereafter so long as the Escrowed Stock remains in the Stock Escrow Account, ICN and the Shareholders shall vote their shares of Thrucomm for election to the Board of Directors of Thrucomm of an individual designated by the Purchaser.

3. Transfer of Interests.

     (a) Transfer of Interests in the Partnership and ICN. The provisions of Paragraph 5 of the First Agreement and Paragraph 5 of the Second Agreement shall continue in full force and effect.

     (b) Transfer of Interests in Thrucomm. Until the Purchaser has received the Rate of Return, neither ICN nor either of the Shareholders may transfer any portion of their stock in Thrucomm, including without limitation any Escrowed Stock, other than pursuant to the options referred to in Exhibit A attached hereto and except for transfers not to exceed an aggregate of $100,000 in value for each Shareholder, to any person or entity other than the Purchaser (a "Third Party"), unless the sale is on an arms' length basis and the proceeds thereof are provided to the Purchaser to the extent sufficient to provide the Purchaser with the Rate of Return and (ii) the Third Party shall offer in writing to purchase from the Purchaser the number of shares of stock in Thrucomm which bears the same ratio to the total number of shares of stock in Thrucomm held by the Purchaser as the number of shares of stock in Thrucomm to be transferred by ICN or such Shareholder to such Third Party bears to the total number of shares of stock in Thrucomm held by ICN or such Shareholder, for a purchase price no less than the amount to be paid by such Third Party for the stock in Thrucomm held by ICN or such Shareholder and on terms otherwise no less favorable to the Purchaser than the terms of the transfer of the stock in Thrucomm held by ICN or such Shareholder (and further provided that the Purchaser shall not be required to make any representations or warranties or provide any indemnities or guaranties with respect to the business or financial condition of Thrucomm).

     (c) Consummation of Transfer. No transfer of any portion of the stock in Thrucomm held by ICN or either Shareholder to any Third Party shall be consummated prior to thirty (30) days after the date the Purchaser receives the offer described in Paragraph 3(b) above, which offer shall provide the Purchaser at least twenty (20) days within which to elect to accept it, and in the event that the Purchaser accepts such offer, the purchase by the Third Party of the stock in Thrucomm held the Purchaser shall be consummated simultaneously with or immediately after the transfer of the stock of Thrucomm held by ICN or such Shareholder to such Third Party.

4. Life Insurance. The provisions of Paragraph 6 of the First Agreement and Paragraph 6 of the Second Agreement shall continue in full force and effect.


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5. Registration.

     (a) Partnership Registration. The provisions of Paragraph 7 of the First Agreement and Paragraph 7 of the Second Agreement shall continue in full force and effect.

     (b) Proposed Thrucomm Registration. If Thrucomm should propose to register any equity securities issued by Thrucomm or any successor thereto for sale under the Securities Act of 1933 (the "Act"), Thrucomm shall give written notice to the Purchaser of such intention and, upon the written request of the Purchaser given within twenty (20) calendar days after such notice, Thrucomm shall use its best efforts to cause any equity securities issued by Thrucomm or any successor thereto are owned by the Purchaser or the Partnership of which the Purchaser has requested registration to be included under the proposed registration in accordance with the proposed method thereof stated in the Purchaser's request; provided, however, that Thrucomm may, in lieu of including any or all of such securities under the proposed registration, elect to effect a separate registration thereof if its proposed registration relates to an underwritten public offering and the underwriters thereof object to the inclusion of any or all of such securities under such registration, and provided further, that Thrucomm shall not be required to cause such securities to be included under the proposed registration if a majority of the Board of
          Directors of Thrucomm (excluding any Director nominated by the Purchaser) determines that such registration of such securities would have a materially detrimental effect on the proposed registration. In the event that Thrucomm shall elect to effect a separate registration in accordance with the provisions of the preceding sentence, the
          Purchaser may give notice to Thrucomm requesting the separate registration at any time and Thrucomm shall use its best efforts to cause such separate registration to become effective. If Thrucomm determines, prior to the effectiveness of its originally proposed registration, not to proceed with such registration, Thrucomm shall have no further obligation under this Paragraph 5(b) to register any equity securities under that registration statement.

     (c) Registration Procedures. If and whenever Thrucomm is required by the provisions of this Paragraph 5 to effect the registration of any securities, Thrucomm shall, as expeditiously as possible:

          (i) Prepare and file with the Commission a registration statement with respect to such securities and use all reasonable efforts to cause such registration statement to become effective as promptly as possible;

          (ii) Prepare and file with the Commission such amendments and supplements to such registration statement as may be necessary to keep such registration statement effective for three (3) months from the date of its effectiveness;

          (iii)Furnish to the Purchaser such number of copies of the prospectus forming a part of such registration statement (including each preliminary prospectus) as the Purchaser may reasonably request;




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          (iv) Use its best  efforts  to  register  or  qualify  the  securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Purchaser shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Purchaser or
               the   Partnership,   as  the  case  may  be,  to  consummate  the
               disposition of such securities during the period provided in Paragraph 5(c)(ii) above; and

          (v) Notify the Purchaser during the period when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event which causes the prospectus forming a part of such registration statement to include an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the requ of the Purchaser prepare and furnish the Purchaser a reasonable number of copies of the supplement to or any amendment of such prospectus necessary so as to render such prospectus, as amended or supplemented, in compliance with the provisions of the Act.

     (d) Expenses. All expenses incurred by Thrucomm in complying with this Paragraph 5, including without limitation all registration and filing fees, printing expenses, expenses of complying with securities or blue sky laws, fees and disbursements of counsel for Thrucomm and counsel for any underwriters of the offering and any accountants' fees and expenses incident to or required by any such registration, shall be borne by Thrucomm to the maximum extent permitted by law. All underwriting fees and commissions incurred by the Purchaser or the Partnership and all fees and disbursements of any counsel retained by the Purchaser or the Partnership shall be borne by the Purchaser or the Partnership, as applicable.

     (e)  Indemnification.

          (i) In the event of any registration of securities under this Paragraph 5, Thrucomm, ICN and the Shareholders shall defend, indemnify and hold harmless the Purchaser, the Partnership, their officers and directors, each underwriter thereof and each person which controls the Purchaser, the Partnership or such underwriter within the meaning of the Act, against any losses, claims, damages or liabilities and any action in respect thereof, joint or several, to which the Purchaser the Partnership or any such officer, director, underwriter or controlling person may become subject under the Act or otherwise, and Thrucomm, ICN and the Shareholders shall reimburse each of the Purchaser, the Partnership and such officers, directors, underwriters and controlling persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Thrucomm, ICN and the Shareholders shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon information provided to Thrucomm by the Purchaser, the



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               Partnership  or  any  such  officer,  director,   underwriter  or
               controlling person. This indemnity shall be in addition to any liability which Thrucomm, ICN and the Shareholders may otherwise have.

          (ii) In the event of any registration of securities under this Paragraph 5, the Purchaser or the Partnership, as the case may be, shall indemnify Thrucomm, ICN and the Shareholders against any losses, claims, damages or liabilities and any action in respect thereof, joint or several, to which Thrucomm, ICN or the Shareholders may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which is based upon information supplied by the Purchaser or the Partnership, as the case may be, and the Purchaser or the Partnership, as the case may be, shall reimburse Thrucomm, ICN and the Shareholders for any legal or other expenses reasonably incurred by Thrucomm, ICN or the Shareholders in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither the Purchaser nor the Partnership shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon information provided to the Purchaser or the Partnership by Thrucomm, ICN or either of the Shareholders. This indemnity shall be in addition to any liability which the Purchaser or the Partnership may otherwise have.

          (iii)If for any reason any indemnification described in Paragraph 5(e)(i) or 5(d)(ii) above may not be provided by the party or parties required therein to provide such indemnification (the "Indemnifying Parties"), in lieu of providing such indemnification, the Indemnifying Parties shall contribute to the amount paid or payable by the party or parties to be provided such indemnification (the "Indemnified Parties") as a result of such losses, claims, damages, liabilities or actions, in such proportion as is appropriate to reflect the relative fault of the parties in connection with any statement or omission which resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Parties and the Indemnified Parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by one of the Indemnifying Parties or by one of the Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or


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               expenses  reasonably  incurred by such party in  connection  with investigating or defending any action or claim. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6. Rights of First Refusal.

     (a) Partnership and Related Entity Interests. The provisions of Paragraph 9 of the First Agreement and Paragraph 9 of the Second Agreement shall continue in full force and effect.

     (b) Thrucomm and Related Entity Interests. At any time that Thrucomm, or any entity controlled by Thrucomm or any of its affiliates which is engaged in any business primarily involving the transfer of data, proposes to sell any stock or other equity interest therein, Thrucomm agrees to notify the Purchaser of such proposed sale and to provide the Purchaser, or cause the Purchaser to be provided, with the right of first refusal to purchase such stock or other equity interests, o portion thereof, for a price and on other terms no less favorable to the Purchaser than the price at which and other terms on which Thrucomm or such entity otherwise proposes to sell such stock or other interests, provided that any such purchase by the Purchaser shall be on a pro rata basis with the other Limited Partners of the Partnership, Thrucomm and any entity controlled by Thrucomm or any of its affiliates, to the extent that the other Limited Partners, Thrucomm and any entity controlled by Thrucomm or any of its affiliates have the right and desire to purchase such stock or other equity interests.

     (c) No Derogation of Partnership Agreement. The rights granted to the Purchaser under Paragraph 6(b) above shall be in addition to, and not in derogation of, any rights granted to the Purchaser and any other Limited Partners under the Partnership Agreement.

     (d) Resold Interests. Thrucomm agrees to use its best efforts to provide, or cause to be provided, to the Purchaser the right of first refusal to purchase any stock or other equity interests in Thrucomm which are being resold by the holders thereof, for a price and on other terms no less favorable to the Purchaser than the price at which and other terms on which such stock or other equity interests are otherwise proposed to be resold, provided that such right of first refusal n only be provided to the Purchaser with respect to any stock or other equity interests which are not purchased by Thrucomm pursuant to any right of first refusal which Thrucomm may hold with respect to such stock or other equity interests.

7. Legal Fees and Expenses. Except as otherwise provided in Paragraph 5 of this Agreement, the Partnership, Thrucomm and ICN, jointly and severally, agree to pay all legal fees and expenses incurred by the Purchaser or any of its affiliates in connection with the consummation of the transactions contemplated under this Agreement, such fees and expenses to be paid within thirty (30) days after the date hereof.

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8.  Representations  and  Warranties.  Thrucomm,  the  Partnership,  ICN and the
Shareholders jointly and severally represent and warrant to the Purchaser that:

     (a) Due Execution. This Agreement has been duly executed and delivered by Thrucomm, the Partnership, ICN and the Shareholders, as applicable, and authorized by all requisite partnership action on the part of the Partnership and all requisite corporate action on the part of ICN and Thrucomm, and constitutes the legal, valid and binding obligation of each such party, enforceable against such party in accordance with its terms.

     (b) No Violation. The execution and delivery of this Agreement by Thrucomm, the Partnership, ICN and the Shareholders, as applicable, and the performance by them of their obligations hereunder, do not constitute any violation of any applicable law or any provision of the Partnership Agreement or the Articles of Incorporation, By-Laws or other organizational or governing documents of ICN or Thrucomm, or any other agreement or governmental restriction to which any of them is a pa or by which any of them is bound, or require the consent or approval of the Limited Partners of the Partnership or any other person or entity.

9. Miscellaneous.

     (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

     (b) No Broker. Each of the parties hereto represents and warrants that, except as described in the succeeding sentence, it has dealt with no broker or finder in connection with any of the transactions contemplated hereunder, and no broker, finder or other person is or will be entitled to any commission, finder's fee or other compensation as a result of consummation of the transactions contemplated hereunder. The Partnership, ICN and the Shareholders represent to the Purchaser CFG Securities Corp. ("CFG") and/or an affiliate of CFG has acted as a broker for them in connection with the transactions contemplated hereunder, and covenant with the Purchaser that they shall pay all commissions and other compensation due to CFG and any such affiliate on or prior to the date due.

     (c) Modification; Waiver. No modification or amendment of this Agreement shall be binding unless executed in writing by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof, nor shall any waiver constitute a waiver of the same provision on any other occasion. No waiver of any of the provisions hereof shall be binding unless executed in writing by the party making such waiver.

     (d) Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     (e) Notices. All notices required under this Agreement shall be in writing and shall be deemed to have been given on the date of personal delivery, or of deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, or of delivery


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          to a nationally-recognized overnight courier service with arrangements made by the sender for payment therefor, addressed to the parties at their addresses set forth above, or such other addresses as an party has notified the others as provided herein.

     (f) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (g) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     (h) Headings. The headings of paragraphs and subparagraphs of this Agreement are included for convenience of reference only and shall not be considered in construing any provisions contained therein.

     (i) Remedies. The Partnership, ICN, Thrucomm and the Shareholders acknowledge and agree that in the event of breach of any of the provisions of Paragraphs 2, 3 and 6 above, the Purchaser would sustain irreparable injury, and Thrucomm, the Partnership, ICN and the Shareholders recognize that money damages for such breach would be difficult or impossible to ascertain. Thrucomm, the Partnership, ICN and the Shareholders therefore agree that the Purchaser shall be entitled, in additio to any other remedies and damages available, to an injunction to restrain the violation of any of such provisions.

     (j) Third Party Beneficiaries. Neither the Limited Partners of the Partnership nor any other person or entity shall be deemed third party beneficiaries with respect to any provision of this Agreement, except that the Limited Partners shall be deemed third party beneficiaries with respect to the provisions of Paragraph 6(b) hereof.

     (k) Conflict. In the event of any conflict between the provisions of this Agreement and any provisions of the First Agreement or the Second Agreement, the provisions of this Agreement shall be controlling. Without limiting the generality of the foregoing, it is hereby acknowledged by the parties hereto that Paragraphs 4 and 8 of the First Agreement and Paragraphs 4 and 8 of the Second Agreement are deleted and no longer in force and effect.














                                       10
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     IN WITNESS WHEREOF,  the undersigned have executed this Agreement as of the date first above written.

                                   BLUE CHIP/DATALINC CORPORATION


                                   By: _______________________________
                                   Title: ____________________________



                                   INTEGRATED COMMUNICATION NETWORKS, INC.


                                   By: _______________________________
                                   Title: ____________________________


                                   -----------------------------------
                                        JOHN F. KOLENDA


                                   -----------------------------------
                                        MARK J. GIANINNI



                                   DATALINC, LTD.

                                   By:     Integrated Communication
                                           Networks, Inc., its
                                           General Partner


                                   By: __________________________

                                   Title: _______________________



                                   THRUCOMM, INC.

                                   By: __________________________

                                   Title: _______________________













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